UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

VENTAS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

On April 25, 2022, Ventas, Inc. distributed the following communication to its employees prior to the withdrawal of director nominations by Land & Buildings Investment Management (“Land & Buildings”):

CEO Update: 2022 Annual Meeting April 27

Dear Colleagues,

We’ve had some exciting and highly effective weeks as we engage with shareholders and continue our campaign to reelect all Ventas directors, including Denny Shelton, our Presiding Director. I am writing to provide a quick update, thank you for your continued focus and support, and encourage all employee shareholders to vote FOR ALL the Ventas Directors on the WHITE proxy card.

In advance of our Annual Meeting on Wednesday, April 27, we have been engaging with Ventas shareholders related to the proxy contest initiated by Land & Buildings. As I’ve stated, we have a good story to tell, and we are excited to tell it. We’ve also been listening carefully to shareholders’ feedback to best incorporate their suggestions and ideas in our actions to deliver sustainable value going forward.

There are two leading proxy advisory firms – Glass Lewis and ISS – that provide investors with research, data and recommendations on how to vote. After lengthy meetings with a subset of Ventas independent directors and our management team, both Glass Lewis and ISS recommend that Ventas shareholders vote for ALL of our incumbent directors. I encourage you to read both of our press releases detailing these recommendations: Glass Lewis and ISS. It’s hard to overstate how important these proxy firms’ recommendations are to the outcome of contested elections, how rare it is to garner support from both and how well our directors and management team have worked together to make a compelling case and secure two positive recommendations.

ISS and Glass Lewis recognized – as do we – all of your hard work and accomplishments, particularly over the last two years, to manage through the pandemic. Today, while we still have work to do, we are on the right path to growing and capturing the exciting opportunities ahead.

It is up to all Ventas shareholders, including many of you, to decide whether Presiding Director Denny Shelton will be reelected or replaced by Land & Buildings principal Jonathan Litt. We are encouraged by the strong indications of support Denny and our entire Board have received from many of Ventas’s largest shareholders.

We are confident that Ventas has the right Board and strategy to continue delivering on our track record of superior long-term value creation, including 20+% compound annual returns for over 20 years. And more recently, as you can see in this chart, we have been leading the post-pandemic recovery and driving significant outperformance.

For those employee shareholders who have already voted in support of our directors, thank you! And for those who own shares and have not yet voted, there is still time to vote by Internet or over the phone "FOR ALL" directors using the WHITE proxy card that lists current VTR directors before the Annual Meeting. If you have any doubt about whether all of your shares (in each of your accounts) have been voted, it is okay to vote again electronically – control processes are in place to ensure that your votes will only be counted once.

If you have any questions or need assistance in voting your shares, please reach out to Barak Berman, Senior Vice President, Deputy General Counsel, at bberman@Ventasreit.com or Kevin Bohl, Senior Vice President, Deputy General Counsel, at kbohl@Ventasreit.com. For additional information, please call our proxy solicitor, Innisfree M&A Incorporated, toll-free at 1 (877) 750-9496.

Our continued progress and success in advancing our mission would not be possible without each and every one of you. Thank you for your hard work and commitment to Ventas. Please keep up the great work to build on our momentum!

Sincerely,

Debra A. Cafaro

Chairman and Chief Executive Officer of Ventas

Cautionary Statements

This communication includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements include, among others, statements of expectations, beliefs, future plans and strategies, anticipated results from operations and developments and other matters that are not historical facts. Forward-looking statements include, among other things, statements regarding our and our officers’ intent, belief or expectation as identified by the use of words such as “may,” “will,” “project,” “expect,” “believe,” “intend,” “anticipate,” “seek,” “target,” “forecast,” “plan,” “potential,” “opportunity,” “estimate,” “could,” “would,” “should” and other comparable and derivative terms or the negatives thereof.

Forward-looking statements are based on management’s beliefs as well as on a number of assumptions concerning future events. You should not put undue reliance on these forward-looking statements, which are not a guarantee of performance and are subject to a number of uncertainties and other factors that could cause actual events or results to differ materially from those expressed or implied by the forward-looking statements. We do not undertake a duty to update these forward-looking statements, which speak only as of the date on which they are made. You are urged to carefully review the disclosures we make concerning risks and uncertainties that may affect our business and future financial performance in our filings with the SEC, including those made in the “Summary Risk Factors” section, “Risk Factors”

section and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” section of our most recently filed Annual Report on Form 10-K and Quarterly Report on Form 10-Q.

Certain factors that could affect our future results and our ability to achieve our stated goals include, but are not limited to: (a) the impact of the ongoing COVID-19 pandemic and its extended consequences, including of the Delta, Omicron or any other variant, on our revenue, level of profitability, liquidity and overall risk exposure and the implementation and impact of regulations related to the CARES Act and other stimulus legislation and any future COVID-19 relief measures; (b) our ability to achieve the anticipated benefits and synergies from, and effectively integrate, our acquisitions and investments, including our acquisition of New Senior Investment Group Inc.; (c) our exposure and the exposure of our tenants, managers and borrowers to complex healthcare and other regulation and the challenges and expense associated with complying with such regulation; (d) the potential for significant general and commercial claims, legal actions, regulatory proceedings or enforcement actions that could subject us or our tenants, managers or borrowers to increased operating costs and uninsured liabilities; (e) the impact of market and general economic conditions, including economic and financial market events, inflation, change in interest rates, supply chain pressures, events that affect consumer confidence, our occupancy rates and resident fee revenues, and the actual and perceived state of the real estate markets, labor markets and public capital markets; (f) our ability, and the ability of our tenants, managers and borrowers, to navigate the trends impacting our or their businesses and the industries in which we or they operate; (g) the risk of bankruptcy, insolvency or financial deterioration of our tenants, managers borrowers, and other obligors and our ability to foreclose successfully on the collateral securing our loans and other investments in the event of a borrower default; (h) our ability to identify and consummate future investments in or dispositions of healthcare assets and effectively manage our portfolio opportunities and our investments in co-investment vehicles, joint ventures and minority interests; (i) risks related to development, redevelopment and construction projects; (j) our ability to attract and retain talented employees; (k) the limitations and significant requirements imposed upon our business as a result of our status as a REIT and the adverse consequences (including the possible loss of our status as a REIT) that would result if we are not able to comply; (l) the risk of changes in healthcare law or regulation or in tax laws, guidance and interpretations, particularly as applied to REITs, that could adversely affect us or our tenants, managers or borrowers; (m) increases in our borrowing costs as a result of becoming more leveraged or as a result of changes in interest rates and phasing out of LIBOR rates; (n) our reliance on third parties to operate a majority of our assets and our limited control and influence over such operations and results; (o) our dependency on a limited number of tenants and managers for a significant portion of our revenues and operating income; (p) the adequacy of insurance coverage provided by our policies and policies maintained by our tenants, managers or other counterparties; (q) the occurrence of cyber incidents that could disrupt our operations, result in the loss of confidential information or damage our business relationships and reputation; (r) the impact of merger, acquisition and investment activity in the healthcare industry or otherwise affecting our tenants, managers or borrowers; and (s) the risk of catastrophic or extreme weather and other natural events and the physical effects of climate change.

Important Additional Information Regarding Proxy Solicitation

Ventas, Inc. (the “Company”) has filed a definitive proxy statement (the “Proxy Statement”) and form of associated WHITE proxy card with the SEC in connection with the solicitation of proxies for the Company’s 2022 Annual Meeting. The Company, its directors and certain of its executive officers will be participants in the solicitation of proxies from stockholders in respect of the 2022 Annual Meeting. Information regarding the names of the Company’s directors and executive officers and their respective interests in the Company by security holdings or otherwise is set forth in the Proxy Statement. To the extent holdings of such participants in the Company’s securities have changed since the amounts described in the Proxy Statement, such changes have been reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. Details concerning the nominees of the Company’s Board of Directors for election at the 2022 Annual Meeting are included in the Proxy Statement. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND STOCKHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH OR FURNISHED TO THE SEC, INCLUDING THE COMPANY’S DEFINITIVE PROXY STATEMENT AND ANY AMENDMENTS AND SUPPLEMENTS THERETO AND ACCOMPANYING WHITE PROXY CARD WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and stockholders will be able to obtain a copy of the definitive proxy statement and other relevant documents filed by the Company free of charge from the SEC’s website at http://www.sec.gov and at the Company’s investor relations website at https://ir.ventasreit.com.

On April 25, 2022, Ventas, Inc. released the following communication after the withdrawal of director nominations by Land & Buildings.

Ventas Confirms End of Proxy Contest Following Withdrawal of Nominations by Land & Buildings

CHICAGO—April 25, 2022—Ventas, Inc. (NYSE: VTR) (“Ventas” or the “Company”) today confirmed that, with the 2022 Annual Meeting results imminent this week, Land & Buildings has withdrawn its nomination of proxy fight candidate Jonathan Litt, who Land & Buildings previously nominated to stand for election to the Ventas Board of Directors in connection with the Company's 2022 Annual Meeting of Stockholders, which is scheduled to be held virtually on April 27, 2022. Land & Buildings previously withdrew its other proxy contest nominee, Michelle Applebaum, in March 2022.

Ventas issued the following statement:

The Ventas Board and management team value the engagement we have had with our shareholders both recently and over the last few years.

Thanks to our dedicated employees, active Board oversight and input from investors and other stakeholders, Ventas has built an outstanding, well positioned portfolio of assets that benefit from demand from a large and growing aging population. We look forward to getting back to business and are eager, energized and focused on continuing to capitalize on the senior housing recovery now underway to drive sustained growth and value creation.

With the Annual Meeting fast approaching on April 27th, we urge all Ventas shareholders to vote “FOR ALL” 11 of Ventas’s nominees on the WHITE proxy card and vote “FOR” the approval of all other proposals, including, on an advisory basis, the Company’s executive compensation program.

Shareholders with questions about how to vote their shares may call the Company’s proxy solicitor, Innisfree M&A Incorporated, at 1 (877) 750-9496.

Advisors

Centerview Partners LLC is serving as financial advisor, and Wachtell, Lipton, Rosen & Katz is serving as legal counsel, to the Company.

About Ventas

Ventas Inc., an S&P 500 company, operates at the intersection of two large and dynamic industries – healthcare and real estate. Fueled by powerful demographic demand from growth in the aging population, Ventas owns a diversified portfolio of over 1,200 properties in the United States, Canada, and the United Kingdom. Ventas uses the power of its capital to unlock the value of senior living communities; life science, research & innovation properties; medical office & outpatient facilities, hospitals and other healthcare real estate. A globally-recognized real estate investment trust, Ventas follows a successful long-term strategy, proven over more than 20 years, built on diversification of property types, capital sources and industry leading partners, financial strength and flexibility, consistent and reliable growth and industry leading ESG achievements, managed by a collaborative and experienced team dedicated to its stakeholders.

Cautionary Statements

This communication includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements include, among others, statements of expectations, beliefs, future plans and strategies, anticipated results from operations and developments and other matters that are not historical facts. Forward-looking statements include, among other things, statements regarding our and our officers’ intent, belief or expectation as identified by the use of words such as “may,” “will,” “project,” “expect,” “believe,” “intend,” “anticipate,” “seek,” “target,” “forecast,” “plan,” “potential,” “opportunity,” “estimate,” “could,” “would,” “should” and other comparable and derivative terms or the negatives thereof.

Forward-looking statements are based on management’s beliefs as well as on a number of assumptions concerning future events. You should not put undue reliance on these forward-looking statements, which are not a guarantee of performance and are subject to a number of uncertainties and other factors that could cause actual events or results to differ materially from those expressed or implied by the forward-looking statements. We do not undertake a duty to update these forward-looking statements, which speak only as of the date on which they are made. You are urged to carefully review the disclosures we make concerning risks and uncertainties that may affect our business and future financial performance in our filings with the Securities and Exchange Commission (“SEC”), including those made in the “Summary Risk Factors” section, “Risk Factors” section and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” section of our most recently filed Annual Report on Form 10-K and Quarterly Report on Form 10-Q.

Certain factors that could affect our future results and our ability to achieve our stated goals include, but are not limited to: (a) the impact of the ongoing COVID-19 pandemic and its extended consequences, including of the Delta, Omicron or any other variant, on our revenue, level of profitability, liquidity and overall risk exposure and the implementation and impact of regulations related to the CARES Act and other stimulus legislation and any future COVID-19 relief measures; (b) our ability to achieve the anticipated benefits and synergies from, and effectively integrate, our acquisitions and investments, including our acquisition of New Senior Investment Group Inc.; (c) our exposure and the exposure of our tenants, managers and borrowers to complex healthcare and other regulation and the challenges and expense associated with complying with such regulation; (d) the potential for significant general and commercial claims, legal actions, regulatory proceedings or enforcement actions that could subject us or our tenants, managers or borrowers to increased operating costs and uninsured liabilities; (e) the impact of market and general economic conditions, including economic and financial market events, inflation, change in interest rates, supply chain pressures, events that affect consumer confidence, our occupancy rates and resident fee revenues, and the actual and perceived state of the real estate markets, labor markets and public capital markets; (f) our ability, and the ability of our tenants, managers and borrowers, to navigate the trends impacting our or their businesses and the industries in which we or they operate; (g) the risk of bankruptcy, insolvency or financial deterioration of our tenants, managers borrowers, and other obligors and our ability to foreclose successfully on the collateral securing our loans and other investments in the event of a borrower default; (h) our ability to identify and consummate future investments in or dispositions of healthcare assets and effectively manage our portfolio opportunities and our investments in co-investment vehicles, joint ventures and minority interests; (i) risks related to development, redevelopment and construction projects; (j) our ability to attract and retain talented employees; (k) the limitations and significant requirements imposed upon our business as a result of our status as a REIT and the adverse consequences (including the possible loss of our status as a REIT) that would result if we are not able to comply; (l) the risk of changes in healthcare law or regulation or in tax laws, guidance and interpretations, particularly as applied to REITs, that could adversely affect us or our tenants, managers or borrowers; (m) increases in our borrowing costs as a result of becoming more leveraged or as a result of changes in interest rates and phasing out of LIBOR rates; (n) our reliance on third parties to operate a majority of our assets and our limited control and influence over such operations and results; (o) our dependency on a limited number of tenants and managers for a significant portion of our revenues and operating income; (p) the adequacy of insurance coverage provided by our policies and policies maintained by our tenants, managers or other counterparties; (q) the occurrence of cyber incidents that could disrupt our operations, result in the loss of confidential information or damage our business relationships and reputation; (r) the impact of merger, acquisition and investment activity in the healthcare industry or otherwise affecting our tenants, managers or borrowers; and (s) the risk of catastrophic or extreme weather and other natural events and the physical effects of climate change.

Important Additional Information Regarding Proxy Solicitation

The Company has filed a definitive proxy statement (the “Proxy Statement”) and form of associated WHITE proxy card with the SEC in connection with the solicitation of proxies for the Company’s 2022 annual meeting of stockholders (the “2022 Annual Meeting”). The Company, its directors and certain of its executive officers will be participants in the solicitation of proxies from stockholders in respect of the 2022 Annual Meeting. Information regarding the names of the Company’s directors and executive officers and their respective interests in the Company by security holdings or otherwise is set forth in the Proxy Statement. To the extent holdings of such participants in the Company’s securities have changed since the amounts described in the Proxy Statement, such changes have been reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. Details concerning the nominees of the Company’s Board of Directors for election at the 2022 Annual Meeting are included in the Proxy Statement. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND STOCKHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH OR FURNISHED TO THE SEC, INCLUDING THE COMPANY’S DEFINITIVE PROXY STATEMENT AND ANY AMENDMENTS AND SUPPLEMENTS THERETO AND ACCOMPANYING WHITE PROXY CARD WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and stockholders will be able to obtain a copy of the definitive proxy statement and other relevant documents filed by the Company free of charge from the SEC’s website at http://www.sec.gov and at the Company’s investor relations website at https://ir.ventasreit.com.

Investors
Sarah Whitford
(877) 4-VENTAS

Media
Andi Rose / Joseph Sala / Greg Klassen
Joele Frank, Wilkinson Brimmer Katcher
(212) 355-4449